UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025

Dominion Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-08489	54-1229715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 East Canal Street Richmond, Virginia		23219
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 819-2284

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	D	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Dominion Energy held its 2025 Annual Meeting on May 7, 2025. Results of items presented for voting are listed below.

Each of the Company’s 11 director nominees was elected to serve on the Board of Directors of Dominion Energy until the next annual meeting and until his or her respective successor has been duly elected or appointed and qualified. The votes for each nominee were as follows:

Nominee	Votes For	Votes Against	Votes Abstained	Broker Non-vote
James A. Bennett	622,407,601	14,153,587	1,328,674	93,308,846
Robert M. Blue	606,484,438	27,868,661	3,536,763	93,308,846
Paul M. Dabbar	633,419,520	3,156,168	1,314,174	93,308,846
D. Maybank Hagood	630,744,979	5,813,916	1,330,967	93,308,846
Mark J. Kington	612,404,334	24,181,130	1,304,398	93,308,846
Kristin G. Lovejoy	632,381,418	4,204,960	1,303,484	93,308,846
Joseph M. Rigby	628,904,929	7,689,053	1,295,880	93,308,846
Pamela J. Royal, M.D.	611,489,029	25,145,524	1,255,309	93,308,846
Robert H. Spilman, Jr.	611,266,205	25,325,150	1,298,507	93,308,846
Susan N. Story	631,124,616	5,532,746	1,232,500	93,308,846
Vanessa Allen Sutherland	631,275,823	5,331,404	1,282,635	93,308,846

Shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers (“Say on Pay”). The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
607,904,627	27,023,370	2,961,865	93,308,846

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified by shareholders as follows:

Votes For	Votes Against	Votes Abstained
691,911,249	37,748,902	1,538,557

A shareholder proposal regarding a request to consider eliminating non-carbon emitting generation goals in executive pay incentives was not approved. The votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
9,488,225	624,259,128	4,142,509	93,308,846

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINION ENERGY, INC.
Registrant

By:	/s/ Carlos M. Brown
Carlos M. Brown
President – Dominion Energy Services and Executive Vice President, Chief Legal Officer and Corporate Secretary

Date: May 9, 2025